UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): January 30, 2004


                           FNB CORPORATION
       (Exact name of registrant as specified in its charter)


   Virginia
(State or other
jurisdiction of           000-24141                54-1791618
incorporation or         (Commission            (I.R.S. Employer
organization)            File Number)           Identification No.)


                          105 Arbor Drive
                  Christiansburg, Virginia 24068
     (Address of principal executive offices including zip code)


                          540-382-4951
      (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last report)

Item 7.      Financial Statements and Exhibits.

      Exhibit

      99.1   FNB Corporation press release dated January 30, 2004

Item 12.     Results of Operations and Financial Condition.

     On January 30, 2004, FNB Corporation issued a press release commenting on 2003 performance and approval by the Board of Directors of a 2004 first quarter cash dividend and the record and meeting dates for the 2004 annual meeting of shareholders. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               FNB CORPORATION
                                                 Registrant


                                               /s/Christine L. Lewis_______
                                               Christine L. Lewis
                                               Administrative Officer and
                                               Corporate Secretary

Date:  January 30, 2004

                              EXHIBIT INDEX


Exhibit

  99.1      FNB Corporation press release dated January 30, 2004